UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 For the Month of March 1998
Commission File No. 33-55254-16
HIGHTIDE, INC.
(Exact name of Registrant as specified in its charter)
NEVADA
(State or other jurisdiction
of incorporation or organization)

87-0434292
(I.R.S. Employer Identification Number)
1800 E. SAHARA, SUITE 107
LAS VEGAS, NEVADA 89104
(Address or principal executive offices)


Registrant's telephone number, including area code (702) 693-5744
 ITEM 6 Resignations of Registrant's Directors

The following parties resigned as officers and directors of the Registrant:

 Alexander Stewart;
 Michel Bouclin.

The following person has been appointed as Director and President of the Registrant:

 Luc Gastonguay.

 SIGNATURES
Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:March 13, 1998HIGHTIDE, INC.
Per:____________________________
Luc Gastonguay
President and Director